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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         January 22, 2003
                                                  ------------------------------


                           NORTHERN TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                  0-5965                                  36-2723087
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          (Commission File Number)             (IRS Employer Identification No.)


Fifty South LaSalle Street, Chicago, Illinois               60675
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 (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code        (312) 630-6000
                                                   -----------------------------

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Item 5. Other Events

        The information contained in the registrant's January 22, 2003 press release, reporting on the registrant's earnings for the fourth quarter and for its 2002 fiscal year, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

        (c) Exhibits:

            Exhibit 99   January 22, 2003 Press Release

                                        2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     NORTHERN TRUST CORPORATION
                                                     --------------------------
                                                         (Registrant)



Dated:   January 22, 2003                   By:      /s/Perry R. Pero
                                                     ----------------
                                                     Perry R. Pero
                                                     Vice Chairman
                                                     and Chief Financial Officer

                                        3

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                                  EXHIBIT INDEX
                ------------------------------------------------



Number             Description                            Page Number
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        99         January 22, 2003 Press Release                 5


                                       4